                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4 of Electronic Data Systems Holding Corporation (the "Company") with respect to the split-off of the Company from General Motors Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date: April 9, 1996                  /s/ Paul J. Chiapparone
                                     -----------------------
                                     Paul J. Chiapparone

                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Paul J. Chiapparone, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4 of Electronic Data Systems Holding Corporation (the "Company") with respect to the split-off of the Company from General Motors Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date: April 15, 1996                 /s/ Gary J. Fernandes
                                     ---------------------
                                     Gary J. Fernandes

                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Lester M. Alberthal, Jr., Paul J. Chiapparone, Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4 of Electronic Data Systems Holding Corporation (the "Company") with respect to the split-off of the Company from General Motors Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date: April 8, 1996                  /s/ John R. Castle, Jr.
                                     -----------------------
                                     John R. Castle, Jr.

                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Gary J. Fernandes, and Paul J. Chiapparone, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4 of Electronic Data Systems Holding Corporation (the "Company") with respect to the split-off of the Company from General Motors Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date: April 9, 1996                  /s/ Joseph M. Grant
                                     -------------------
                                     Joseph M. Grant